SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 February 19, 1998
                                 ---------------
                       (Date of earliest event reported)




                           Electric Lightwave, Inc.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



          Delaware                    0-23393              93-1035711
----------------------------   ------------------------  ----------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                 Identification No.)



8100 NE Parkway Drive, Suite 150, Vancouver, Wa              98662
-----------------------------------------------------        -----
(Address of principal executive offices)                   (Zip Code)



                                 (360)892-1000
                                 --------------
              (Registrant's telephone number, including area code)


                            No change since last report
                            ---------------------------
              (Former name or address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
         (c)      Exhibits

                  10.7 Administrative Services Agreement between the Company and Citizens Utilities Company.

                  10.8 Tax Sharing Agreement between the Company and Citizens Utilities Company.

                  10.9 Indemnification Agreement between the Company and Citizens Utilities Company.

                  10.10 Registration Rights Agreement between the Company and Citizens Utilities Company.

                  10.11 Customers and Service Agreement between the Company and Citizens Utilities Company.

                  10.12 Guaranty Fee Agreement between the Company and Citizens Utilities Company.

                  10.15  Bank Credit Agreement.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                           --------------------------
                                  Registrant




                            By:/s/ Kerry Rea
                               -----------------------------
                               Vice President and Controller



Date:    February 19, 1998